SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 17, 2002

MANATRON, INC.
(Exact name of registrant as
specified in its charter)

Commission File Number: 0-15264

Michigan (State or other jurisdiction of incorporation)	38-1983228 (IRS Employer Identification no.)

510 E. Milham Avenue Portage, Michigan (Address of principal executive offices)	49002 (Zip Code)

Registrant's telephone number,
including area code:  (616) 567-2900

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

	99.1	Manatron, Inc. Press Release dated July 17, 2002.

Item 9.	Regulation FD Disclosure.

          On July 17, 2002, Manatron, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 17, 2002
MANATRON, INC. (Registrant)

By: /s/ Paul R. Sylvester
Paul R. Sylvester President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit Number	Document

99.1	Manatron, Inc. Press Release dated July 17, 2002.